Exhibit 99.1

Press Information The Dow Chemical Company Global Dow Center 2211 H.H. Dow Way Midland, MI 48674 dow.com

Dow Announces Full Redemption of All Outstanding 4.25% Notes Due 2020

MIDLAND, Mich. – May 20, 2019 – The Dow Chemical Company (“TDCC”), a wholly owned subsidiary of Dow Inc. (NYSE: DOW), announced today a full redemption of its 4.25% Notes due 2020 (the “Notes”) issued pursuant to an Indenture dated as of May 1, 2008 (as supplemented, the “Indenture”) between TDCC and The Bank of New York Mellon Trust Company, N.A., as trustee. As of the date of issuance of the redemption notice, there was $1,471,336,000 aggregate principal amount of such Notes outstanding.

Pursuant to the terms of the Indenture, such remaining outstanding Notes will be redeemed in full on June 19, 2019 (the “Redemption Date”) at a redemption price equal to the greater of (1) 100% of the principal amount thereof, and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such interest payments accrued as of the Redemption Date), discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Notes and determined on the third business day prior to the Redemption Date) plus 30 basis points, as set forth in the Notes, along with accrued and unpaid interest up to, but not including, the Redemption Date. On the Redemption Date and upon TDCC’s payment of the redemption price, all rights of holders with respect to the Notes being redeemed will terminate, except for the right to receive payment of the applicable redemption price upon surrender of the Notes for redemption.

Copies of the notice of redemption can be obtained from The Bank of New York Mellon Trust Company, N.A. by calling Bondholder Relations at (800) 254-2826.

About Dow

Dow (NYSE: DOW) combines one of the broadest technology sets in the industry with asset integration, focused innovation and global scale to achieve profitable growth and become the most innovative, customer centric, inclusive and sustainable materials science company. Dow’s portfolio of performance materials, industrial intermediates and plastics businesses delivers a broad range of differentiated science-based products and solutions for our customers in high-growth segments, such as packaging, infrastructure and consumer care. Dow operates 113 manufacturing sites in 31 countries and employs approximately 37,000 people. Dow delivered pro forma sales of approximately $50 billion in 2018. References to Dow mean Dow Inc. and its subsidiaries. For more information, please visit www.dow.com or follow @DowNewsroom on Twitter.

Cautionary Statement about Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance, financial condition, and other matters, and often contain words such as “believe,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “seek,” “should,” “strategy,” “will,” “will be,” “will continue,” “will likely result,” “would,” “target” and similar expressions, and variations or negatives of these words. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements.

Forward-looking statements include, but are not limited to, expectations as to future sales of Dow’s products; the ability to protect Dow’s intellectual property in the United States and abroad; estimates regarding Dow’s capital requirements and need for and availability of financing; estimates of Dow’s expenses, future revenues and profitability; estimates of the size of the markets for Dow’s products and services and Dow’s ability to compete in such markets; expectations related to the rate and degree of market acceptance of Dow’s products; the outcome of certain Dow contingencies, such as litigation and environmental matters; estimates of the success of competing technologies that may become available and expectations regarding the benefits and costs associated with each of the foregoing.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements are based on certain assumptions and expectations of future events which may not be realized and speak only as of the date the statements were made. In addition, forward-looking statements also involve risks, uncertainties and other factors that are beyond Dow’s control that could cause Dow’s actual results to differ materially from those projected, anticipated or implied in the forward-looking statements. These factors include, but are not limited to: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect, defend and enforce Dow’s intellectual property rights; increased competition; changes in relationships with Dow’s significant customers and suppliers; unanticipated expenses such as litigation or legal settlement expenses; unanticipated business disruptions; Dow’s ability to predict, identify and interpret changes in consumer preferences and demand; Dow’s ability to realize the expected benefits of the business separations; Dow’s ability to complete proposed divestitures or acquisitions; Dow’s ability to realize the expected benefits of acquisitions if they are completed; the availability of financing to Dow in the future and the terms and conditions of such financing; and disruptions in Dow’s information technology networks and systems. Additionally, there may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business.

Risks related to achieving the anticipated benefits of our separation from DowDuPont Inc. include, but are not limited to, a number of conditions including risks outside the control of Dow including risks related to (i) our inability to achieve some or all of the benefits that we expect to receive from the separations, (ii) certain tax risks associated with the separations and distributions, (iii) our inability to make necessary changes to operate as a stand-alone company following the separations and distributions, (iv) the failure of our pro forma financial information to be a reliable indicator of our future results, (v) our inability to enjoy the same benefits of diversity, leverage and market reputation that we enjoyed as a combined company, (vi) restrictions under the intellectual property cross-license agreements, (vii) our inability to receive third-party consents required under the separation agreement, (viii) our customers, suppliers and others’ perception of our financial stability on a stand-alone basis, (ix) non-compete restrictions under the separation agreement, (x) receipt of less favorable terms in the commercial agreements we will enter into with DuPont and Corteva than we would have received from an unaffiliated third party and (xi) our indemnification of DuPont and/or Corteva for certain liabilities.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. For a more detailed discussion of Dow’s risks and uncertainties, see the “Risk Factors” contained in the joint Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, filed with the Securities and Exchange Commission by Dow and TDCC. Dow and TDCC assume no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

For further information, please contact:

Media: Kyle Bandlow +1 989-648-2147 kbandlow@dow.com	Investors: Neal Sheorey +1 989-626-6347 nrsheorey@dow.com